EX-99.(17)(C)
PROXY CARD FOR FMA Small Company Porfolio a series of THE ADVISORS’ INNER CIRCLE FUND FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON DECEMBER 9 2009 The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the “Shares”), hereby appoints Amanda Albano and Joseph Gallo as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the FMA Small Company Portfolio (the “Fund”), a series of The Advisors’ Inner Circle Fund (the “Trust”), to be held at the offices of the Fund’s administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 11:00 a.m. Eastern Time, on December 9, 2009, and any adjournments or postponements thereof (the “Meeting”); and on the reverse the undersigned hereby instructs said proxies to vote. This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing Proposal and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting. PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT — DO NOT DETACH FMA Small Company Portfolio Proxy for Special Meeting of Shareholders — December 9, 2009 Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET. CALL: To vote your proxy by phone, call toll-free 1-xxx-xxx-xxxx and enter the control number found on the reverse side of this proxy card. LOG-ON: To vote via the Internet, go to www.xxxxxx.com and enter the control number found on the reverse side of this proxy card. MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope. NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title. Shareholder sign here Date Joint owner sign here Date Important Notice Regarding the Availability of Proxy Materials for the FMA Small Company Portfolio Shareholder Meeting to Be Held on December 9, 2009.

The proxy statement for this meeting is available at: www.xxxxxx.com FMA Small Company Portfolio CONTROL NUMBER 123456789123 WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION. Remember to sign and date the reverse side before mailing in your vote. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. WHEN THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED SHAREHOLDER WILL BE CAST IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED SHAREHOLDER WILL BE CAST “FOR” THE PROPOSAL. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT — DO NOT DETACH TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¦ To vote on an Agreement and Plan of Reorganization between the FMA Small Company Portfolio (the “Acquired Fund”) and John Hancock Small Company Fund (the “Acquiring Fund”), which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the designated classes of the Acquiring Fund; (2) the distribution of the shares of designated classes of the Acquiring Fund to the shareholders of the Acquired Fund; and (3) the subsequent liquidation and termination of the Acquired Fund. FOR AGAINST ABSTAIN ? ? ?